UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  August 25, 2011

Function(x) Inc.
(Exact name of Registrant as Specified in its Charter)

Delaware	0-13803	33-0637631
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

902 Broadway, 11th Floor New York, New York (Address of principal executive offices)	10010 (Zip Code)

(212)  231-0092
(Registrant’s Telephone Number, including Area Code)

Function (X) Inc., 159 East 70th Street, New York, New York 10021
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions ( see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17  CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

EXPLANATORY NOTE

This current report on Form 8-K/A is being filed by Function(x) Inc. (the “Company”) to amend the Current Report on Form 8-K originally filed with the Securities and Exchange Commission on August 26, 2011 (the “Initial Form 8-K”).  The sole purpose of this amendment is to provide additional information regarding the payment of fees to placement agents in connection with the Company’s placement which was completed on August 25, 2011.  This Amendment No. 1 reports events as of the filing date of the Initial Form 8-K and does not reflect events that may have occurred subsequent to the original filing date, and except as described above, all other information in the Initial Form 8-K remains unchanged.

Item 3.02.  Unregistered Sales of Equity Securities.

Placement

On August 25, 2011, the Company completed the placement of 14,000,000 units (the “Units”), each Unit consisting of (i) one (1) share of common stock, $0.001 par value per share of the Company and (ii) one (1) detachable three (3) year warrant to purchase one (1) share of common stock of the Company with an exercise price of $4.00 per warrant share, at a purchase price of $2.50 per Unit, for an aggregate purchase price of $35 million to accredited and institutional investors.  The Company paid to Tejas Securities Group, Inc., who acted as placement agent, a fee of $1,350,000 of which $712,500 was used by Tejas to acquire 285,000 Units and warrants to purchase 285,000 shares of common stock at an exercise price of $4.00 per warrant share.  In addition, Tejas received a fee of one three (3) year warrant to purchase 100,000 shares of common stock at an exercise price of $4.00 per warrant share and one five (5) year warrant to purchase 540,000 shares of common stock at an exercise price of $2.50 per warrant share.  Craig-Hallum Capital Group LLC acted as co-placement agent and received a fee of $165,000.  The Units issued in such placement were exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to an exemption from registration for transactions not involving a public offering under Section 4(2) of the Securities Act, and the safe harbors for sales under Section 4(2) provided by Regulation D promulgated pursuant to the Securities Act.  No advertising or general solicitation was employed in offering the securities.  Transfer of the shares was restricted by the Company in accordance with the requirements of the Securities Act.  The form of Subscription Agreement pursuant to which the accredited and institutional investors subscribed for the Units is attached as Exhibit 10.1 and incorporated herein by reference.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUNCTION(X) INC.

Date: September 26, 2011	By:	/s/ Mitchell J. Nelson
Name: Mitchell J. Nelson
Title: Executive Vice President

 3